VFS US LLC, as Administrator

7025 Albert Pick Road, Suite 105

Greensboro, NC 27409

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by VFS US LLC (the “Company”), J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., and Deutsche Bank Securities Inc. (the “Underwriters”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of Volvo Financial Equipment LLC, Series 2018-1 (the “Transaction”). VFS US LLC is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a minimum sample size of 150 assets. The Specified Parties requested that we randomly select a sample of 180 assets from a preliminary asset pool and perform the agreed upon procedures on these 180 assets. The Specified Parties represent that 164 of these 180 sample assets selected were included in the final pool of assets sold as part of the Transaction. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017

T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we performed agreed-upon procedures with respect to certain information related to a pool of equipment receivables (the “Equipment Receivables”) to be purchased and owned by the Issuer.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Sample Cut-off Date” refers to November 30, 2017.

•	The phrase “Cut-off Date” refers to December 31, 2017.

•	The phrase “Initial Asset List” refers to a listing of 7,166 assets provided to us by the Company on December 14, 2017, which per the Company contains a preliminary listing of the assets as of the Sample Cut-off Date. Management of the Issuer represented that a sub-set of the assets in this listing will be included in the Transaction as of the Closing Date.

•	The phrase “Preliminary Loan Data Tape” refers to a detailed listing of loans provided to us by the Company on January 2, 2017 in an excel document titled "VFET2018-1 Preliminary Datatape 11-30-2017.xlsx" which includes certain attributes related to the Equipment Receivables as of the Sample Cut-off Date.

•	The phrase “Final Loan Data Tape” refers to a detailed listing of loans provided to us by the Company on January 11, 2018 in an excel document titled "VFET2018-1 Final Datatape 12-31-2017.xlsx," which management of the Issuer has represented as containing all loans in the Transaction and which includes certain attributes related to the Equipment Receivables as of the Cut-off Date.

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

•	The phrase “Sample” refers to a sample of 180 of the 7,166 assets randomly selected from the Initial Asset List provided by the Issuer. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Preliminary Loan Data Tape or the Final Loan Data Tape based on the sample size and results of the procedures performed.

I. Data, Information, and Documents Provided

The Company provided the following data, information, and and/or documents related to the Sample Loans:

Electronic versions of, or access to, various files or collections of documentation including the following as applicable (the “Loan File”):

1.	Credit and Pricing Summary Files

2.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

3.	Borrower contract represented by one of the following documents, as applicable (the “Equipment Receivables Note”):

•	Secured Promissory Note,
•	Credit and Sales Contract,
•	Direct Loan Contract, or
•	Master Loan and Security Agreement

4.	Security of Perfection Document

•	UCC Financing Statement,
•	Application for Title,
•	or the Certification of Titling

5.	VFS US LLC contract management system screens (Infolease)

6.	Asset Code Mapping File

Capitalized terms used but not defined here within shall have the meaning ascribed to them in the Transaction documents. Our comparisons with respect to the Sample loans were made using electronic versions of the original Equipment Receivables Note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

II. Procedures Performed

1)	For each Sample asset, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Preliminary Loan Data Tape, to the corresponding information contained in the Loan File, and found such Specified Attributes to be in agreement with the corresponding sources.

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

Specified Attribute	Preliminary Loan Data Tape Field	Primary Source File
Loan Identification Number	Asset_ID	“Asset ID” field on the VFS US LLC contract management system screens (Infolease)
Borrower’s Name	Customer_Name	Equipment Receivables Note
Borrower Mailing State	AR_State	Equipment Receivables Note
Contract Date	Booking_Date	“Booking Date” field on the VFS US LLC contract management system screens (Infolease)

Original Principal Balance	Original_Cost	“Gross Equipment Cost” field on the Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Original Principal Balance was considered to be in agreement if the difference was within $1.

Original Loan Term	Original_Term	Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the following methodology was used to determine the original loan term

• “Stub” payments count as a month if the stub payment crosses a calendar month end, and

• all other payments that are not “Stub” payments are counted as the corresponding number of monthly payments due per the payment schedule
Equipment Type	Equipment_Description	“Asset Code” field on the VFS US LLC contract management system screens (Infolease)

As instructed by the Company, the Asset Code Mapping File was used to link the Asset Code field from the Infolease screens to the Equipment_Description field listed in the Preliminary Loan Data Tape.

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

Specified Attribute	Preliminary Loan Data Tape Field	Primary Source File
New or Used	New_Used	“New/Used Code” field on the VFS US LLC contract management system screens (Infolease)

Balloon Amount	Balloon	Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Balloon Amount was considered to be a rent payment due at the end of the lease term that is greater than the monthly periodic payments due prior the final payment date.

Payment Frequency	Pmt Fx	Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the payment frequency is “Monthly” when a specified payment is due during each consecutive month of the Loan Term.

Otherwise, the payment frequency is “Other”.
Model Year	Model_Year	Credit and Pricing Summary – Booking Summary Report

For the Sample assets listed in Exhibit I, the Model Year listed in the Preliminary Loan Data Tape did not match the Credit and Pricing Summary – Booking Summary Report.

As instructed by the Company, for the Sample assets listed in Exhibit I, we compared the Model Year to the applicable Security of Perfection Document contained within the Loan File.

Credit Grade	Credit	“Credit Score” field on the VFS US LLC contract management system screens (Infolease)

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

For each of the 164 Sample assets contained in the Final Loan Data Tape, we compared the Specified Attributes in the Final Loan Data Tape to the Preliminary Loan Data Tape without exception.

2)	For each Sample loan, we observed that each Loan File contained the following documents:

•	Observation of the Company’s first lien on the equipment collateral on the UCC Financing Statement, the Application for Title, or the Certification of Titling

•	Observation of insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form

•	Signed Equipment Receivables Note

No exceptions were noted with respect to Procedure 2.

The procedures above did not include the reading of the Loan Files in their entirety. Such procedures were limited to a comparison of the attributes enumerated above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the collateral assets included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

January 25, 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures Volvo Financial Equipment LLC, Series 2018-1 January 25, 2018

Exhibit I

Sample Number	Asset ID
7	293582
38	248813
53	298393
56	327481
177	357810